UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2016

Naked Brand Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37662	99-0369814
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

10th Floor – 95 Madison Avenue, New York, NY 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212.851.8050

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to the Current Report on Form 8-K, previously filed with the U.S. Securities and Exchange Commission on July 26, 2016, is to clarify the circumstances of Mr. Carlos Serra’s departure from Naked Brand Group Inc. (“Naked”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 20, 2016, Mr. Carlos Serra resigned from his position as Naked’s Vice President of Sales and Merchandising, effective as of July 31, 2016. A separation agreement has been offered to Mr. Serra but remains subject to acceptance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By: /s/ Kai-Hsiang Lin

Kai-Hsiang Lin
Vice President of Finance

Date: July 27, 2016